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                                                                    Exhibit 32.2

         CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
               SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Intelligroup, Inc. (the "Company") on Form 10-K for the annual period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward Carr, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and to the best of my knowledge and belief, that:

(1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (16 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



DATE: March 30, 2004                       By: /s/ Edward Carr
                                               -----------------------------
                                           Edward Carr
                                           Acting Chief Financial Officer